                                                                   EXHIBIT 4.2

                             SUPPLEMENTAL INDENTURE

         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture") dated as of November 8, 2002, among AutoNation, Inc., a Delaware corporation (the "Company"), the Guarantors listed as signatories hereto (the "Guarantors"), and Wells Fargo Bank Minnesota, National Association, a national banking association, as trustee (the "Trustee").

         WHEREAS, the Company, has heretofore executed and delivered to the Trustee an Indenture dated as of August 10, 2001, as supplemented (the "Indenture"), providing for the issuance of 9% Senior Notes due 2008;

         WHEREAS, Section 9.2 of the Indenture provides that the Company, the Guarantors and the Trustee may amend the Indenture with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes;

         WHEREAS, pursuant to a consent solicitation commenced by the Company on October 24, 2002, the Holders of at least a majority in aggregate principal amount of the Notes outstanding consented to the amendment effected by this Supplemental Indenture;

         WHEREAS, the Company and the Guarantors desire to amend the Indenture, as set forth in Section 2 hereof; and

         WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company and the Guarantors.

         NOW, THEREFORE, the Company, the Guarantors and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes as follows:

                  1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

                  2. Amendment to Section 4.7. The general restricted payments basket contained in clause (F) of paragraph
                           (a) of Section 4.7 of the Indenture is hereby amended by replacing such clause (F) with the following:

                           "(F) $500 million."

                  3. New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

                  4. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  6. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, legality or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.


                           AUTONATION, INC.

                               By /s/ Gordon E. Devens
                                 ----------------------------------------------
                                 Name: Gordon E. Devens
                                 Title: Vice President--Corporate Law


                           WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE

                               By /s/ Robert L. Reynolds
                                 ----------------------------------------------
                                 Name: Robert L. Reynolds
                                 Title: Vice President


                           GUARANTORS (LISTED ON THE FOLLOWING PAGES)

                               By /s/ Gordon E. Devens
                                 ----------------------------------------------
                                 Name: Gordon E. Devens
                                 Title: Vice President--Corporate Law

                      AFFIDAVIT OF OUT-OF-STATE EXECUTION


STATE OF ILLINOIS

COUNTY OF COOK

         I hereby certify that on this 8th day of November, 2002, before me, an officer duly authorized in the County and State aforesaid to take acknowledgments, personally appeared Gordon Devens, as Vice President -- Corporate Law of AutoNation, Inc., a Delaware corporation (the "Company") and as an authorized signatory of each of the subsidiaries of the Company party to the hereinafter defined Supplemental Indenture (the "Guarantors"), who is personally known to me or who has produced drivers license as identification, who did/did not take an oath, who is known to me to be the person who executed the Supplemental Indenture, dated as of November 8th, 2002 (the "Supplemental Indenture"), by and among the Company, the Guarantors and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), to which this Affidavit is attached on behalf of the Company and on behalf of each of the Guarantors in ______________, ______________, and who acknowledged before me that be executed the same.


                                    /s/ Roni Strassman
                                    -------------------------------------------
                                    Notary Public


                                    Roni Strassman
                                    -------------------------------------------
                                    Print Name


                                    My Commission Expires: 3/2/03

                                   GUARANTORS


7 ROD REAL ESTATE NORTH
7 ROD REAL ESTATE SOUTH
ABRAHAM CHEVROLET-MIAMI, INC.
ABRAHAM CHEVROLET-TAMPA, INC.
ACER FIDUCIARY, INC.
AL MAROONE FORD, LLC
ALBERT BERRY MOTORS, INC.
ALLIED 2000 COLLISION CENTER, INC.
ALLISON BAVARIAN
ALL-STATE RENT A CAR, INC.
AMERICAN WAY MOTORS, INC.
AMERICA'S CAR STOP
AN CHRYSLER JEEP HOUSTON NORTH, LP
AN CORPUS CHRISTI CHEVROLET, LP
AN CORPUS CHRISTI GP, LLC
AN CORPUS CHRISTI IMPORTS, LP
AN CORPUS CHRISTI IMPORTS II, LP
AN CORPUS CHRISTI LP, LLC
AN CORPUS CHRISTI T. IMPORTS, LP
AN FREMONT LUXURY IMPORTS, INC.
AN LUXURY IMPORTS OF PEMBROKE PINES, INC.
AN/CF ACQUISITION CORP.
AN/FGJE ACQUISITION CORP.
AN/FMK ACQUISITION CORP.
AN/MF ACQUISITION CORP.
AN/MNI ACQUISITION CORP.
AN/PF ACQUISITION CORP.
AN/STD ACQUISITION CORP.
ANDERSON CHEVROLET
ANDERSON CHEVROLET - LOS GATOS, INC.
ANDERSON CUPERTINO, INC.
ANDERSON DEALERSHIP GROUP
ANYTHING ON WHEELS, LTD.
APPLEWAY CHEVROLET, INC.
ATRIUM RESTAURANTS, INC.
AUTO AD AGENCY, INC.
AUTO ADVERTISING SERVICES, INC.
AUTO CAR, INC.
AUTO HOLDING CORP.
AUTO MISSION LTD.
AUTO WEST, INC.
AUTONATION BENEFITS COMPANY, INC.
AUTONATION CORPORATE MANAGEMENT, LLC
AUTONATION DENVER MANAGEMENT, INC.
AUTONATION DODGE OF PEMBROKE PINES, INC.
AUTONATION DODGE OF SAN ANTONIO, L.P.
AUTONATION DODGE OF SAN ANTONIO-GP, INC.
AUTONATION DODGE OF SAN ANTONIO-LP, INC.
AUTONATION DS INVESTMENTS, INC.
AUTONATION ENTERPRISES INCORPORATED
AUTONATION FINANCIAL SERVICES CORP.
AUTONATION FORT WORTH MOTORS, LTD.
AUTONATION GM GP, LLC
AUTONATION GM LP, LLC
AUTONATION HOLDING CORP.

AUTONATION IMPORTS KATY GP, INC.
AUTONATION IMPORTS KATY LP, INC.
AUTONATION IMPORTS NORTHWEST, INC.
AUTONATION IMPORTS OF KATY, L.P.
AUTONATION IMPORTS OF LITHIA SPRINGS, INC.
AUTONATION IMPORTS OF LONGWOOD, INC.
AUTONATION IMPORTS OF PALM BEACH, INC.
AUTONATION IMPORTS OF WINTER PARK, INC.
AUTONATION INSURANCE COMPANY
AUTONATION LM HOLDING CORPORATION
AUTONATION MOTORS HOLDING CORP.
AUTONATION MOTORS OF LITHIA SPRINGS, INC.
AUTONATION ORLANDO VENTURE HOLDINGS, INC.
AUTONATION REALTY CORPORATION
AUTONATION SOUTH FLORIDA MANAGEMENT, LLC
AUTONATION USA CORPORATION
AUTONATION USA OF PERRINE, INC.
AUTONATION USA OF VIRGINIA BEACH, LLC
AUTONATIONDIRECT.COM, INC.
BANKSTON AUTO, INC.
BANKSTON CHRYSLER JEEP OF FRISCO, L.P.
BANKSTON CJ GP, INC.
BANKSTON CJ LP, INC.
BANKSTON FORD OF FRISCO, LTD. CO.
BANKSTON NISSAN IN IRVING, INC.
BANKSTON NISSAN LEWISVILLE, INC.
BARGAIN RENT-A-CAR
BATFISH AUTO, LLC
BATFISH, LLC
BBCSS, INC.
BEACH CITY CHEVROLET COMPANY, INC.
BEACON MOTORS, INC.
BELL DODGE, L.L.C
BENGAL MOTOR COMPANY, LTD
BENGAL MOTORS, INC.
BILL AYARES CHEVROLET, INC.
BILL WALLACE ENTERPRISES, INC.
BLEDSOE DODGE, LLC
BOB TOWNSEND FORD, INC.
BODY SHOP HOLDING CORP.
BOSC AUTOMOTIVE REALTY, INC.
BROWN & BROWN CHEVROLET - SUPERSTITION SPRINGS, LLC
BROWN & BROWN CHEVROLET, INC.
BROWN & BROWN NISSAN MESA, LLC
BROWN & BROWN NISSAN, INC.
B-S-P AUTOMOTIVE, INC.
BUICK MART LIMITED PARTNERSHIP
BUICK MART, INC.
BULL MOTORS, LLC
C. GARRETT, INC.
CARLISLE MOTORS, LLC
CARWELL, LLC
C-CAR AUTO WHOLESALERS, INC.
CENTRAL MOTOR COMPANY, LTD
CENTRAL MOTORS, INC.
CERRITOS BODY WORKS, INC.
CERRITOS IMPORTS, INC.
CHAMPION CHEVROLET, LLC

CHAMPION FORD, INC.
CHAMPION PLANNING, INC.
CHARLIE HILLARD, INC.
CHARLIE THOMAS CHEVROLET, INC.
CHARLIE THOMAS CHRYSLER-PLYMOUTH, INC.
CHARLIE THOMAS' COURTESY FORD, INC.
CHARLIE THOMAS COURTESY LEASING, INC.
CHARLIE THOMAS FORD, INC.
CHESROWN AUTO, LLC
CHESROWN CHEVROLET, LLC
CHESROWN COLLISION CENTER, INC.
CHESROWN FORD, INC.
CHEVROLET WORLD, INC.
CHUCK CLANCY FORD OF MARIETTA, INC.
CLEBURNE MOTOR COMPANY, INC.
COASTAL CADILLAC, INC.
COLONIAL IMPORTS, INC.
CONSUMER CAR CARE CORPORATION
CONTEMPORARY CARS, INC.
COOK-WHITEHEAD FORD, INC.
CORPORATE PROPERTIES HOLDING, INC.
COSTA MESA CARS, INC.
COURTESY AUTO GROUP, INC.
COURTESY WHOLESALE CORPORATION
COVINGTON PIKE MOTORS, INC.
CREDIT MANAGEMENT ACCEPTANCE CORPORATION
CROSS-CONTINENT AUTO RETAILERS, INC.
CT INTERCONTINENTAL, INC.
CT MOTORS, INC.
D/L MOTOR COMPANY
D/L MOTOR-HO, INC.
DEAL DODGE OF DES PLAINES, INC.
DEALERSHIP ACCOUNTING SERVICES, INC.
DEALERSHIP PROPERTIES, INC.
DEALERSHIP REALTY CORPORATION
DESERT BUICK-GMC MANAGEMENT GROUP, INC.
DESERT BUICK-GMC TRUCKS, L.L.C
DESERT CHRYSLER-PLYMOUTH, INC.
DESERT DODGE, INC.
DESERT GMC, L.L.C
DESERT GMC-EAST, INC.
DESERT LINCOLN-MERCURY, INC.
DOBBS BROTHERS BUICK-PONTIAC, INC.
DOBBS FORD OF MEMPHIS, INC.
DOBBS FORD, INC.
DOBBS MOBILE BAY, INC.
DOBBS MOTORS OF ARIZONA, INC.
DODGE OF BELLEVUE, INC.
DON MEALEY CHEVROLET, INC.
DON MEALEY IMPORTS, INC.
DON MEALEY OLDSMOBILE, INC.
DON-A-VEE JEEP EAGLE, INC.
DOWNERS GROVE DODGE, INC.
DRIVER'S MART WORLDWIDE, INC.
EASTGATE FORD, INC.
ED MULLINAX FORD, INC.
ED MULLINAX, INC.
EDGREN MOTOR COMPANY, INC.

EL MONTE IMPORTS, INC.
EL MONTE MOTORS, INC.
ELMHURST AUTO MALL, INC.
ELMHURST DODGE, INC.
EMICH CHRYSLER PLYMOUTH, LLC
EMICH DODGE, LLC
EMICH OLDSMOBILE, LLC
EMICH SUBARU WEST, LLC
EMPIRE SERVICES AGENCY, INC.
FINANCIAL SERVICES, INC.
FIRST TEAM AUTOMOTIVE CORP.
FIRST TEAM FORD OF MANATEE, LTD.
FIRST TEAM FORD, LTD
FIRST TEAM IMPORTS, LTD.
FIRST TEAM JEEP EAGLE, CHRYSLER-PLYMOUTH, LTD.
FIRST TEAM MANAGEMENT, INC.
FIRST TEAM PREMIER, LTD.
FIT KIT, INC.
FLORIDA AUTO CORP.
FORD OF GARDEN GROVE LIMITED PARTNERSHIP
FORD OF KIRKLAND, INC.
FOX BUICK ISUZU, INC.
FOX CHEVROLET, INC.
FOX HYUNDAI, INC.
FOX, INC.
FRED OAKLEY MOTORS, INC.
FT. LAUDERDALE NISSAN, INC.
G.B. IMPORT SALES & SERVICE, LLC
GENE EVANS FORD, LLC
GEORGE SUTHERLIN NISSAN, INC
GOLF MILL FORD, INC.
GOVERNMENT BLVD. MOTORS, INC.
GULF MANAGEMENT, INC.
HAYWARD DODGE, INC.
HILLARD AUTO GROUP, INC.
HOLLYWOOD IMPORTS LIMITED, INC.
HOLLYWOOD KIA, INC.
HORIZON CHEVROLET, INC.
HOUSE OF IMPORTS, INC.
HOUSTON AUTO IMPORTS GREENWAY, LTD.
HOUSTON AUTO IMPORTS NORTH, LTD.
HOUSTON IMPORTS GREENWAY-GP, INC.
HOUSTON IMPORTS GREENWAY-LP, INC.
HOUSTON IMPORTS NORTH-GP, INC.
HOUSTON IMPORTS NORTH-LP, INC.
HUB MOTOR CO.
IRVINE IMPORTS, INC.
IRVINE TOYOTA/NISSAN/VOLVO LIMITED PARTNERSHIP
JEMAUTCO, INC.
JERRY GLEASON CHEVROLET, INC.
JERRY GLEASON DODGE, INC.
JIM QUINLAN CHEVROLET CO.
JIM QUINLAN FORD LINCOLN-MERCURY, INC.
JOE MACPHERSON FORD
JOE MACPHERSON IMPORTS NO.1
JOE MACPHERSON INFINITI
JOE MACPHERSON OLDSMOBILE
JOHN M. LANCE FORD, LLC

J-R ADVERTISING COMPANY
J-R MOTORS COMPANY NORTH
J-R MOTORS COMPANY SOUTH
JRJ INVESTMENTS, INC.
J-R-M MOTORS COMPANY NORTHWEST, LLC
KENYON DODGE, INC.
KING'S CROWN FORD, INC.
KIRKLAND PONTIAC-BUICK-GMC, INC.
KLJ OF NEVADA, INC.
L.P. EVANS MOTORS WPB, INC.
L.P. EVANS MOTORS, INC.
LANCE CHILDREN, INC.
LES MARKS CHEVROLET, INC.
LEW WEBB'S FORD, INC.
LEW WEBB'S IRVINE NISSAN, INC.
LEWISVILLE IMPORTS, LTD.
LEXUS OF CERRITOS LIMITED PARTNERSHIP
LGS HOLDING COMPANY
LOU GRUBB CHEVROLET, L.L.C
LOU GRUBB CHEVROLET-ARROWHEAD, INC.
LOU GRUBB FORD, L.L.C
LOVERN, INC.
M S AND S TOYOTA, INC.
MACHOWARD LEASING
MACPHERSON ENTERPRISES, INC.
MAGIC ACQUISITION CORP.
MANHATTAN MOTORS, INC.
MARKS FAMILY DEALERSHIPS, INC.
MARKS TRANSPORT, INC.
MAROONE CAR AND TRUCK RENTAL COMPANY
MAROONE CHEVROLET FT. LAUDERDALE, INC.
MAROONE CHEVROLET, LLC
MAROONE DODGE POMPANO, INC.
MAROONE DODGE, LLC
MAROONE FORD, LLC
MAROONE ISUZU, LLC
MAROONE JEEP-EAGLE, INC.
MAROONE MANAGEMENT SERVICES, INC
MAROONE OLDSMOBILE, LLC
MARSHALL LINCOLN-MERCURY, INC.
MC/RII, LLC
MEALEY HOLDINGS, INC.
MECHANICAL WARRANTY PROTECTION, INC.
METRO CHRYSLER JEEP, INC.
MIDWAY CHEVROLET, INC.
MIKE HALL CHEVROLET, INC.
MIKE SHAD CHRYSLER PLYMOUTH JEEP EAGLE, INC.
MIKE SHAD FORD, INC.
MILLER-SUTHERLIN AUTOMOTIVE, LLC
MISSION BLVD. MOTORS, INC.
MR. WHEELS, INC.
MULLINAX EAST, INC.
MULLINAX FORD NORTH CANTON, INC.
MULLINAX FORD SOUTH, INC.
MULLINAX LINCOLN-MERCURY, INC.
MULLINAX MANAGEMENT, INC.
MULLINAX OF MAYFIELD, INC.
MULLINAX USED CARS, INC.

NAPERVILLE IMPORTS, INC.
NEWPORT BEACH CARS, LLC
NICHOLS FORD, INC.
NISSAN OF BRANDON, INC.
NORTHPOINT CHEVROLET, INC.
NORTHPOINT FORD, INC.
NORTHWEST FINANCIAL GROUP, INC.
ONTARIO DODGE, INC.
ORANGE COUNTY AUTOMOTIVE IMPORTS, LLC
PAYTON-WRIGHT FORD SALES, INC.
PEYTON CRAMER AUTOMOTIVE
PEYTON CRAMER FORD
PEYTON CRAMER INFINITI
PEYTON CRAMER JAGUAR
PEYTON CRAMER LINCOLN-MERCURY
PIERCE AUTOMOTIVE CORPORATION
PIERCE, LLC
PITRE BUICK-PONTIAC-GMC OF SCOTTSDALE, INC.
PITRE CHRYSLER-PLYMOUTH-JEEP OF BELL, INC.
PITRE CHRYSLER-PLYMOUTH-JEEP OF SCOTTSDALE, INC.
PITRE ISUZU-SUBARU-HYUNDAI OF SCOTTSDALE, INC.
PLAINS CHEVROLET, INC.
PMWQ, INC.
PMWQ, LTD.
PORT CITY IMPORTS, INC.
PORT CITY IMPORTS-HO, INC.
PORT CITY PONTIAC-GMC TRUCKS, INC.
PRIME AUTO RESOURCES, INC.
QUALITY NISSAN, INC.
QUANTUM PREMIUM FINANCE CORPORATION
QUINLAN MOTORS, INC.
R. COOP LIMITED
R.L. BUSCHER II, INC.
R.L. BUSCHER III, INC.
REAL ESTATE HOLDINGS, INC.
REPUBLIC ANDERSON INVESTMENT GROUP, INC.
REPUBLIC DM PROPERTY ACQUISITION CORP.
REPUBLIC RESOURCES COMPANY (RRC)
REPUBLIC RISK MANAGEMENT SERVICES, INC.
RESOURCES AVIATION, INC.
RI MERGER CORP.
RI SHELF CORP.
RI/ASC ACQUISITION CORP.
RI/BB ACQUISITION CORP.
RI/BBNM ACQUISITION CORP
RI/BRC REAL ESTATE CORP.
RI/CC ACQUISITION CORP.
RI/DM ACQUISITION CORP.
RI/HGMC ACQUISITION CORP.
RI/HOLLYWOOD NISSAN ACQUISITION CORP.
RI/LLC ACQUISITION CORP.
RI/LLC-2 ACQUISITION CORP.
RI/PII ACQUISITION CORP.
RI/RMC ACQUISITION CORP
RI/RMP ACQUISITION CORP.
RI/RMT ACQUISITION CORP.
RI/SBC ACQUISITION CORP.
RI/WFI ACQUISITION CORPORATION

RII MANAGEMENT COMPANY
ROSECRANS INVESTMENTS, LLC
ROSEVILLE MOTOR CORPORATION
RRM CORPORATION, INC.
RSHC, INC.
SAHARA IMPORTS, INC.
SAHARA NISSAN, INC.
SANTA ANA AUTO CENTER
SAUL CHEVROLET, INC.
SCM REALTY II, INC.
SCM REALTY, INC.
SERVICE STATION HOLDING CORP.
SHAMROCK FORD, INC.
SIX JAYS LLC
SMI MOTORS, INC.
SMYTHE EUROPEAN, INC.
SOUTHEAST LEASE CAR, INC.
SOUTHTOWN FORD, INC.
SOUTHWEST DODGE, LLC
SPIT FIRE PROPERTIES, INC.
SPOKANE MITSUBISHI DEALERS ADVERTISING ASSOCIATION, INC.
STAR MOTORS, LLC
STEAKLEY CHEVROLET, INC.
STEEPLECHASE MOTOR COMPANY
STEVE MOORE CHEVROLET DELRAY, LLC
STEVE MOORE CHEVROLET, LLC
STEVE MOORE, LLC
STEVE MOORE'S BUY-RIGHT AUTO CENTER, INC.
STEVE RAYMAN PONTIAC-BUICK-GMC-TRUCK, LLC
STEVENS CREEK MOTORS, INC.
SUNRISE NISSAN OF JACKSONVILLE, INC.
SUNRISE NISSAN OF ORANGE PARK, INC.
SUNSET PONTIAC-GMC TRUCK SOUTH, INC.
SUNSET PONTIAC-GMC, INC.
SUPERIOR NISSAN, INC.
SUTHERLIN CHRYSLER-PLYMOUTH JEEP-EAGLE, LLC
SUTHERLIN IMPORTS, INC.
SUTHERLIN IMPORTS, LLC
SUTHERLIN NISSAN OF TOWN CENTER, INC.
SUTHERLIN NISSAN, LLC
TALLAHASSEE AUTOMOTIVE GROUP, INC.
TALLAHASSEE CHRYSLER PLYMOUTH, INC.
TARTAN ADVERTISING, INC.
TASHA INCORPORATED
TAYLOR JEEP EAGLE, LLC
TEAM DODGE, INC.
TERRY YORK MOTOR CARS, LTD.
TEXAN FORD SALES, INC.
TEXAN FORD, INC.
TEXAN LINCOLN-MERCURY, INC.
T-FIVE, INC.
THE CONSULTING SOURCE, INC.
THE PIERCE CORPORATION II, INC.
TINLEY PARK A. IMPORTS, INC.
TINLEY PARK J. IMPORTS, INC.
TINLEY PARK V. IMPORTS, INC.
TORRANCE NISSAN, LLC
TOUSLEY FORD, INC.

TOWER FOOD & BEVERAGE, INC
TOWN & COUNTRY CHRYSLER JEEP, INC.
TOYOTA CERRITOS LIMITED PARTNERSHIP
TRIANGLE CORPORATION
TUSTIN AUTO VENTURE, LLC
T-WEST SALES & SERVICE, INC.
VALENCIA DODGE
VALENCIA LINCOLN-MERCURY, INC.
VALLEY CHEVROLET, INC.
VANDERBEEK MOTORS, INC.
VANDERBEEK OLDS/GMC TRUCK, INC.
VILLAGE MOTORS, LLC
VINCE WIESE CHEVROLET, INC.
W.O. BANKSTON ENTERPRISES, INC.
W.O. BANKSTON LINCOLN-MERCURY, INC.
W.O. BANKSTON NISSAN, INC.
W.O. BANKSTON PAINT AND BODY, INC.
WALLACE DODGE, LLC
WALLACE FORD, LLC
WALLACE IMPORTS, INC.
WALLACE LINCOLN-MERCURY, LLC
WALLACE NISSAN, LLC
WEBB AUTOMOTIVE GROUP, INC.
WEST COLTON CARS, INC.
WEST SIDE MOTORS, INC.
WESTGATE CHEVROLET, INC.
WESTMONT A. IMPORTS, INC.
WESTMONT B. IMPORTS, INC.
WESTMONT M. IMPORTS, INC.
WHITE BEAR AUTO CENTER, LLC
WOODY CAPITAL INVESTMENT COMPANY II
WOODY CAPITAL INVESTMENT COMPANY III
WORKING MAN'S CREDIT PLAN, INC.
YORK ENTERPRISES SOUTH, INC.